Exhibit 99.1

Operating Segments

          BB&T’s operations are divided into seven reportable business segments: the Banking Network, Mortgage Banking, Trust Services, Insurance Services, Specialized Lending, Investment Banking and Brokerage, and Treasury. These operating segments have been identified based on BB&T’s organizational structure. The segments require unique technology and marketing strategies and offer different products and services. While BB&T is managed as an integrated organization, individual executive managers are held accountable for the operations of these business segments.

          BB&T measures and presents information for internal reporting purposes in a variety of different ways. Information for BB&T’s reportable segments is available based on organizational structure, product offerings and customer relationships. The internal reporting system presently utilized by management in the planning and measuring of operating activities, as well as the system to which most managers are held accountable, is based on organizational structure.

          BB&T emphasizes revenue growth by focusing on client service, sales effectiveness and relationship management. The segment results contained herein are presented based on internal management accounting policies that were designed to support these strategic objectives. Unlike financial accounting, there is no comprehensive authoritative body of guidance for management accounting equivalent to generally accepted accounting principles. Therefore, the performance of the segments is not necessarily comparable with BB&T’s consolidated results or with similar information presented by any other financial institution. Additionally, because of the interrelationships of the various segments, the information presented is not indicative of how the segments would perform if they operated as independent entities.

          The management accounting process uses various estimates and allocation methodologies to measure the performance of the operating segments. To determine financial performance for each segment, BB&T allocates capital, funding charges and credits, an economic provision for loan and lease losses, certain noninterest expenses and income tax provisions to each segment, as applicable. Also, to promote revenue growth and provide a basis for employee incentives, certain revenues of Mortgage Banking, Trust Services, Insurance Services, Specialized Lending, and the Investment Banking and Brokerage segments are reflected in the individual segment results and also allocated to the Banking Network. This double counting of revenue is reflected in intersegment noninterest revenues and eliminated to arrive at consolidated results. Allocation methodologies are subject to periodic adjustment as the internal management accounting system is revised and business or product lines within the segments change. Also, because the development and application of these methodologies is a dynamic process, the financial results presented may be periodically revised.

          BB&T’s overall objective is to maximize shareholder value by optimizing return on equity and managing risk. Allocations of capital and the economic provision for loan and lease losses are designed to address this objective. Capital is assigned to each segment on an economic basis, using management’s assessment of the inherent risks associated with the segment. Economic capital allocations are made to cover the following risk categories: credit risk, funding risk, interest rate risk, option risk, basis risk, market risk and operational risk. Each segment is evaluated based on a risk-adjusted return on capital. Capital assignments are not equivalent to regulatory capital guidelines and the total amount assigned to all segments typically varies from total consolidated shareholders’ equity. All unallocated capital is retained in the Treasury segment.

          The economic provision for loan and lease losses is also allocated to the relevant segments based on management’s assessment of the segments’ risks as described above. Unlike the provision for loan and lease losses recorded pursuant to generally accepted accounting principles, the economic provision adjusts for the impact of expected credit losses over the effective lives of the related loans and leases. Any unallocated provision for loan and lease losses is retained in the Corporate Office.

          BB&T has implemented an extensive noninterest expense allocation process to support organizational profitability measurement. BB&T allocates expenses to the reportable segments based on various methodologies, including the number of items processed, overall percentage of time spent, full-time equivalent employees assigned to functions, functional position surveys and activity-based costing. A portion of corporate overhead expense is not allocated, but is retained in corporate accounts reflected as other expenses in the accompanying tables. Income taxes are allocated to the various segments using effective tax rates.

          BB&T utilizes a funds transfer pricing (“FTP”) system to eliminate the effect of interest rate risk from the segments’ net interest income because such risk is centrally managed within the Treasury segment. The FTP system credits or charges the segments with the true value or cost of the funds the segments create or use. The FTP system provides a funds credit for sources of funds and a funds charge for the use of funds by each segment. The net FTP credit or charge is reflected as net intersegment interest income (expense) in the accompanying tables.

   Banking Network

          BB&T’s Banking Network serves individual and business clients by offering a variety of loan and deposit products and other financial services. The Banking Network is primarily responsible for serving client relationships, and, therefore, is credited with revenue from the Mortgage Banking, Trust Services, Insurance Services, Investment Banking and Brokerage, Specialized Lending and other segments, which is reflected in intersegment noninterest income. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in BB&T’s 2002 Annual Report on Form 10-K for additional discussion concerning the functions of the Banking Network.

   Mortgage Banking

          The Mortgage Banking segment retains and services mortgage loans originated by the Banking Network as well as those purchased from various correspondent originators. Mortgage loan products include fixed- and adjustable-rate government and conventional loans for the purpose of constructing, purchasing or refinancing owner-occupied properties. Fixed-rate mortgage loans are typically sold to government agencies with servicing rights retained by BB&T, while adjustable-rate loans are typically held in the portfolio. The Mortgage Banking segment earns interest on loans held in the warehouse and portfolio, fee income from the origination and servicing of mortgage loans and recognizes gains or losses from the sale of mortgage loans. The Banking Network receives an interoffice credit for the origination of loans and servicing rights, with the corresponding charge remaining in the Corporate Office, which is reflected as part of other net income in the accompanying tables reconciling segment results to consolidated results.

   Trust Services

          BB&T’s Trust Services segment provides personal trust administration, estate planning, investment counseling, asset management, employee benefits services, and corporate trust services to individuals, corporations, institutions, foundations and government entities. The Banking Network receives an interoffice credit for trust fees in the initial year the account is referred, with the corresponding charge remaining in the Corporate Office, which is reflected as part of other net income in the accompanying tables reconciling segment results to consolidated results.

   Insurance Services

          BB&T operates the 8th largest independent insurance agency network in the nation. BB&T Insurance Services provides property and casualty, life and health insurance to businesses and individuals. It also provides small business and corporate products, such as workers compensation and professional liability, as well as provides surety coverage and title insurance. The Banking Network receives credit for insurance commissions on referred accounts, with the corresponding charge retained in the Corporate Office. These revenues and expenses are reflected in the accompanying tables as intersegment noninterest income and expense.

   Specialized Lending

          BB&T’s Specialized Lending segment consists of seven wholly-owned subsidiaries that provide specialty finance alternatives to consumers and businesses including: commercial factoring services, indirect financing of equipment for both small businesses and consumers, commercial fleet vehicle and equipment leasing, direct consumer finance, insurance premium finance, nonconforming mortgage lending, indirect sub-prime automobile finance, and full service commercial mortgage banking. Bank clients as well as non-bank clients within and outside BB&T’s primary geographic market area are served by these companies. The Banking Network receives credit for referrals to these companies with the corresponding charge retained in the Corporate Office. These revenues and expenses are reflected in the accompanying tables as intersegment noninterest income and expense.

   Investment Banking and Brokerage

          BB&T’s Investment Banking and Brokerage segment offers clients investment alternatives, including discount brokerage services, fixed-rate and variable-rate annuities, and mutual funds through BB&T Investment Services, Inc., a subsidiary of Branch Bank. The Investment Banking and Brokerage segment includes Scott & Stringfellow, Inc., a full-service brokerage and investment banking firm headquartered in Richmond, Virginia. Scott & Stringfellow specializes in the origination, trading and distribution of fixed-income securities and equity products in both the public and private capital markets. Scott & Stringfellow also has a public finance department that provides investment banking services, financial advisory services and municipal bond financing to a variety of regional tax-exempt issuers. The Banking Network is credited for investment service revenues on referred accounts, with the corresponding charge retained in the Corporate Office, which is reflected as part of other net income in the accompanying tables reconciling segment results to consolidated results. These revenues and expenses are reflected in the accompanying tables as intersegment noninterest income and expense.

   Treasury

          BB&T’s Treasury segment is responsible for the management of the securities portfolios, overall balance sheet funding and liquidity, and overall management of interest rate risk.

          The following tables present selected financial information for BB&T’s reportable business segments for the years ended December 31, 2002, 2001 and 2000:

BB&T Corporation
Reportable Segments
For the Years Ended December 31, 2002, 2001 and 2000

	Banking Network			Mortgage Banking			Trust Services			Agency Insurance			Specialized Lending

	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000

	(Dollars in thousands)
Net interest income (expense)
from external customers	$1,521,868	$1,429,954	$1,441,523	$636,212	$613,891	$484,295	$(20,445)	$(36,357)	$(39,785)	$1,763	$825	$(16)	$185,873	$142,948	$106,230
Net intersegment interest income (expense)	660,390	585,737	486,591	(327,161)	(454,908)	(368,873)	47,908	48,723	53,566	--	--	--	--	--	--

Net interest income	2,182,258	2,015,691	1,928,114	309,051	158,983	115,422	27,463	12,366	13,781	1,763	825	(16)	185,873	142,948	106,230

Provision for loan and lease losses	215,769	213,924	148,913	3,271	3,158	3,183	--	--	--	--	--	--	62,927	42,833	27,480
Noninterest income from external customers	702,427	544,381	455,755	140,773	111,100	81,487	97,914	92,172	80,232	288,658	170,006	122,241	58,083	52,066	35,782
Intersegment noninterest income	346,111	239,608	120,410	--	--	--	--	--	--	--	--	--	--	--	--
Noninterest expense	1,068,163	1,029,806	942,662	143,830	66,594	55,299	79,896	60,068	51,960	221,051	123,385	87,249	108,354	104,951	79,255
Intersegment noninterest expense	579,017	504,080	325,185	29,525	26,390	22,983	8,565	3,165	3,730	23,732	4,236	4,107	12,716	2,346	2,513

Income before income taxes	1,367,847	1,051,870	1,087,519	273,198	173,941	115,444	36,916	41,305	38,323	45,638	43,210	30,869	59,959	44,884	32,764

Provision for income taxes	366,204	302,801	352,660	76,949	54,020	32,124	10,428	11,476	10,559	18,175	17,105	12,315	21,360	15,925	11,562

Net income	$1,001,643	$749,069	$734,859	$196,249	$119,921	$83,320	$26,488	$29,829	$27,764	$27,463	$26,105	$18,554	$38,599	$28,959	$21,202

Identifiable segment assets	$47,796,060	$38,122,329	$37,544,996	$10,709,260	$8,985,056	$8,258,045	$78,673	$62,723	$39,508	$551,659	$126,803	$100,852	$1,780,414	$1,414,943	$1,189,681

	Investment Banking and
	Brokerage			Treasury			All Other Segments (1)			Total Segments

	2002	2001	2000	2002	2001	2000	2002	2001	2000	2002	2001	2000

	(Dollars in thousands)
Net interest income (expense)
from external customers	$7,474	$8,789	$11,659	$205,301	$237,725	$160,043	$173,427	$160,907	$150,678	$2,711,473	$2,558,682	$2,314,627
Net intersegment interest income (expense)	--	--	--	16,848	36,591	79,197	--	50	--	397,985	216,193	250,481

Net interest income	7,474	8,789	11,659	222,149	274,316	239,240	173,427	160,957	150,678	3,109,458	2,774,875	2,565,108

Provision for loan and lease losses	--	--	--	142	133	121	31,228	21,891	19,177	313,337	281,939	198,874
Noninterest income from external customers	215,747	180,976	164,023	250,179	48,588	(188,841)	121,550	101,167	85,053	1,875,331	1,300,456	835,732
Intersegment noninterest income	--	--	--	--	--	--	--	--	--	346,111	239,608	120,410
Noninterest expense	191,638	180,730	159,598	15,054	7,606	6,154	38,111	16,348	12,357	1,866,097	1,589,488	1,394,534
Intersegment noninterest expense	14,771	1,591	1,497	1,691	1,945	555	11,419	9,398	6,404	681,436	553,151	366,974

Income before income taxes	16,812	7,444	14,587	455,441	313,220	43,569	214,219	214,487	197,793	2,470,030	1,890,361	1,560,868

Provision for income taxes	6,474	2,527	3,195	124,764	79,250	733	48,927	24,418	47,468	673,281	507,522	470,616

Net income	$10,338	$4,917	$11,392	$330,677	$233,970	$42,836	$165,292	$190,069	$150,325	$1,796,749	$1,382,839	$1,090,252

Identifiable segment assets	$982,755	$702,050	$751,722	$20,482,087	$16,209,134	$17,084,443	$5,767,429	$3,286,582	$2,861,339	$88,148,337	$68,909,620	$67,830,586

(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

          The following table presents a reconciliation of segment results to consolidated results:

	For the Years Ended
	December 31,

	2002	2001	2000

	($ in thousands)
Net Interest Income
Net interest income from segments	$3,109,458	$2,774,875	$2,565,108
Other net interest income (expense) (1)	(366,980)	(545,679)	153,649
Elimination of net intersegment interest income (2)	4,982	204,483	(404,260)

Consolidated net interest income	$2,747,460	$2,433,679	$2,314,497

Net income
Net income from segments	$1,796,749	$1,382,839	$1,090,252
Other net income (loss) (1)	857,575	245,514	2,721
Elimination of intersegment net income (2)	(1,351,315)	(654,715)	(394,485)

Consolidated net income	$1,303,009	$973,638	$698,488

	December 31,

	2002	2001	2000

Total Assets
Total assets from segments	$88,148,337	$68,909,620	$67,830,586
Other assets (1)	27,674,337	14,280,339	4,232,050
Elimination of intersegment assets (2)	(35,605,858)	(12,320,014)	(5,509,813)

Consolidated total assets	$80,216,816	$70,869,945	$66,552,823

(1)	Other net interest income, other net income (loss) and other assets include amounts incurred by or applicable to BB&T's support functions that are not allocated to the various segments.

(2)	BB&T's reconciliation of total segment results to consolidated results requires the elimination of the internal management accounting practices. These adjustments include the elimination of the funds transfer pricing credits and charges and the elimination of intersegment noninterest income and noninterest expense described above. These amounts are allocated to the various segments using BB&T's internal accounting methods.